UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) - May 12, 2006 (May 5, 2006)

Commission File Number: 000-32745

CONSUMER DIRECT OF AMERICA

(Exact name of registrant as specified in its charter)

Nevada	88-0471353
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

6330 South Sandhill Road

Las Vegas, Nevada  89120

(Address of principal executive offices, including zip code)

(702)  547-7300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CONSUMER DIRECT OF AMERICA

Item 4.01                Changes in Registrant's Certifying Accountant

(a)     Previous independent accountants

1)       On May 5, 2006, Chavez and Koch, CPA's ("Chavez and Koch"), the independent accountant previously engaged as the principal accountant to audit the financial statements of Consumer Direct of America ("CDA"), resigned.  The board of directors of CDA approved the resignation of Chavez and Koch and approved the decision to change accountants.

2)       The reports of Chavez and Koch on CDA's consolidated financial statements for the subsequent interim period preceding their resignation, (October 11, 2005 to May 8, 2006) included supplementary paragraphs related to CDA's ability to continue as a going concern, but were not otherwise qualified or modified as to audit scope or accounting principles.

3)       During CDA's subsequent interim period preceding the resignation of Chavez and Koch, there have been no disagreements with Chavez and Koch on any matters of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreements, if not resolved to the satisfaction of Chavez and Koch, would have caused Chavez and Koch to make reference to the subject matter of the disagreements in connection with its report on the financial statement for such year.

4)       CDA requested that Chavez and Koch furnish a letter addressed to the SEC stating whether it agrees with the above statements.  A copy of this letter, dated May 12, 2006 is filed as exhibit 16.2 to this Form 8-K.

(b)     New independent accountants

On May 8, 2006 CDA engaged Pollard-Kelley Auditing Services Inc. to act as the principal accountant to audit CDA's financial statements.  CDA did not consult with Pollard-Kelley Auditing Services Inc. on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on CDA's financial statements or any disagreements or a reportable event, during CDA's last two fiscal years and any subsequent interim period preceding the resignation of Chavez and Koch .

Item 9.01.          Financial Statements, Financial Information and Exhibits.

(b)     Exhibits

 16.2                Letter from Chavez and Koch dated May 12, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: May 12, 2006                                CONSUMER DIRECT OF AMERICA

                                                                  By:  /s/Lee Shorey

                                                                  Lee Shorey

                                                                  Chief Financial Officer

                                                                  (Principal Financial and Accounting Officer)